EXHIBIT 99
                                                                      ----------




                           BIRMINGHAM UTILITIES, INC.
                                230 BEAVER STREET
                           ANSONIA, CONNECTICUT 06401

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 25, 2002



     The undersigned hereby appoints Kenneth E. Schaible and James E. Cohen as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated on the reverse side all shares of common stock of Birmingham Utilities, Inc. held of record by the undersigned on May 10, 2002 at the annual meeting of shareholders to be held on June 25, 2002, or any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

      PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS

                              BIRMINGHAM UTILITIES
                                  JUNE 25, 2002


1.   TO ELECT DIRECTORS OF THE COMPANY:

     M. J. Andanti
     M.J. Burt
     J. E. Cohen
     B. Henley-Cohn
     A. da Silva
     T. Klarides
     A. J. Rivers, Jr.
     B. Lance Sauerteig
     K. E. Schaible
     J. S. Tomac

     FOR all nominees listed at right (except as marked to the contrary below) WITHHOLD AUTHORITY to vote for all nominees listed at right

     (Instructions: To withhold authority to vote for any one or more individual nominees, write that nominee's name in the space provided below)

                  --------------------------------------------

2. TO APPROVE THE APPOINTMENT OF DWORKEN, HILLMAN, LAMORTE & STERCZALA, P.C. AS THE INDEPENDENT AUDITORS OF THE CORPORATION:

           FOR
           AGAINST
           ABSTAIN

3. TO APPROVE THE REORGANIZATION OF BIRMINGHAM UTILITIES CURRENT CORPORATE STRUCTURE BY FORMING A HOLDING COMPANY.

           FOR
           AGAINST
           ABSTAIN

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT FURNISHED HEREWITH.

            PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY


Signature:_________________________      Date:_________________________

Signature:_________________________      Date:_________________________

Note: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full name by authorized officer or partner.